SUBSCRIPTION AGREEMENT for

Element 21 Golf Company
200 Queens Quay East, Unit 1
Toronto, Ontario, Canada, M5J2L4

1. Investment. The undersigned (“Investor”) hereby agrees to invest $________(the “Investment Amount”) in Element 21 Golf Company, a Delaware corporation (the “Company”) in exchange for (i) ________ shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”), and (ii) a warrant to purchase _________ shares of Common Stock, a form of which is attached hereto as Exhibit A (the “Warrant”), on the terms and conditions described herein. The Common Stock, the Warrant, and the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) are collectively referred to herein as the “Securities”.

2. Payment and Issuance of Securities. On June ____, 2007, the Investor will tender to the Company $________ and in exchange therefor, the Company will deliver to the Investor the Securities.

The Investor fully understands that the Company has a limited operating history and that his, her or its investment in the Company involves a high degree of risk of loss of his, her or its entire investment. The Investor fully understands the nature of the risks of an investment in the Company and is qualified by his, her or its knowledge and experience to evaluate investments of this type. The Investor has carefully considered the potential risks relating to the Company and an investment in the Company and has, in particular, reviewed each of the risks set forth in Annex D attached hereto and the Securities and Exchange Commission (“SEC”) filings described in Annex E attached hereto (collectively, the “SEC Filings”) which may be obtained at www.sec.gov. Both the Investor and his, her or its advisors have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and have also have had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, the Investor has independently evaluated the risks of making an investment in the Company.

3. Investor Representations and Warranties. The Investor acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) The Investor is aware that his, her or its investment involves a high degree of risk, certain of which risks are disclosed in the Risk Factors attached hereto as Annex D. The

Investor is aware that the Company commenced its present business in October 2002, has incurred significant losses during each fiscal year thereafter and needs additional financing.

(b) The Investor acknowledges and is aware that there is no assurance as to the future performance of the Company.

(c) The Investor acknowledges that there may be certain adverse tax consequences resulting from an investment in the Securities and the Company has advised the Investor to seek the advice of experts in such areas prior to making this investment.

(d) The Investor is making the investment in the Securities for his, her or its own account for investment purposes only and not with a view to or in connection with the distribution of the Securities nor with any present intention of selling or otherwise disposing of all or any part of the Securities. The Investor agrees that he, she or it must bear the economic risk of the investment for an indefinite period of time because, among other reasons, none of the Securities have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. The Investor hereby authorizes the Company to place a legend denoting the foregoing restrictions on any of the Securities.

(e) The Investor is not a member of the National Association of Securities Dealers, Inc. (“NASD”); the Investor is not and has not, for a period of 12 months prior to the date of this Subscription Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD; and the Investor does not own any stock or other interest in any member of the NASD (other than interests acquired in open market purchases).

(f) The Investor recognizes that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of the Investor’s investment. The Investor believes that an investment in the Securities is suitable based upon his, her or its investment objectives and financial needs, and the Investor has adequate means for providing for his, her or its current financial needs and contingencies and has no need for liquidity with respect to his, her or its investment in the Securities.

(g) The Investor has been given access to full and complete information regarding the Company and the Securities and has utilized such access to his, her or its satisfaction for the purpose of obtaining information, and the Investor has either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions and receiving answers from, such officers concerning the terms and conditions of the issuance of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

(h) The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of making the loan, and thereby investing in the Securities and has obtained, in his, her or its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Securities. The

Investor has not utilized any person as a purchaser representative as defined in Regulation D promulgated by the SEC pursuant to the Securities Act in connection with evaluating such merits and risks.

(i) The Investor has relied solely upon his, her or its own investigation in making a decision to invest in the Securities.

(j) The Investor has received no representation or warranty from the Company or any of its respective officers, directors, employees, consultants or agents in respect of his, her or its investment in the Securities and the Investor has received no information (written or otherwise) from them relating to the Company or its business other than as contained in this Agreement and the SEC Filings. The Investor is not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(k) The Investor has had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to his, her or its investment in the Securities and all such questions have been answered to the Investor’s full satisfaction.

(l) The Investor has been provided an opportunity to obtain any additional information concerning the Securities and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(m) The Investor is an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder.

(n) The Investor understands that (i) the Securities have not been registered under the Securities Act, or the securities laws of any state in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed the offering of Securities or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on the Investor’s representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(o) The Investor understands that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

(p) The Investor has been urged to seek independent advice from professional advisors relating to the suitability of an investment in the Securities in view of the Investor’s overall financial needs and with respect to the legal and tax implications of such investment.

(q) If the undersigned is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(r) The information contained in the Accredited Investor Questionnaire, as well as any information which the Investor has furnished to the Company with respect to the Investor’s financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the consummation of the transactions contemplated hereby, the Investor will furnish such revised or corrected information to the Company.

(s) The Investor hereby acknowledges and is aware that except for any rescission rights that may be provided under applicable laws, the Investor is not entitled to cancel, terminate or revoke this subscription. If the Investor is an individual, and any agreements made in connection herewith shall survive the Investor’s death or disability.

4. Company Representations, Warranties and Covenants. The Company hereby represents and warrants to, and covenants with, the Investor as follows:

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect
(as defined herein). The Company has no subsidiaries. For purposes of this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect upon the business, financial condition, properties or results of operations of the Company.

(b) The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock, $.01 par value per share, 113,390,062 of which are issued and outstanding as of the date hereof, and 5,000,000 shares of Preferred Stock, 2,200,000 shares of which have been designated as Series A Convertible Preferred Stock, $.10 par value per share, 2,113,556 of which are issued and outstanding as of the date hereof, and 350,000 shares of which have been designated as Series B Convertible Preferred Stock, $.10 par value per share, 235,296 of which are issued and outstanding as of the date hereof.

(c) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement and the Warrant will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws). The Company has reserved from its duly authorized shares of capital stock the maximum number of shares of Common Stock issuable upon the exercise of the Warrant. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities as contemplated herein.

(d) The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company or conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the blue sky laws and federal securities laws applicable to the offering of the Securities. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Investor, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements herein may be limited by federal or state securities laws or the public policy underlying such laws.

(e) The Company is subject to the reporting requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

(f) The Company shall use the proceeds from the sale of the Securities for general corporate purposes.

(g) Except as may be required by applicable law or regulation, the Company shall not use the Investor’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

(h) The financial statements of the Company and the related notes contained in the SEC Filings present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of their operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

5. Registration; Compliance with the Securities Act.

(a) If, at any time prior to the one year anniversary of the date hereof, the Company proposes to register any shares of its Common Stock under the Securities Act of 1933 in connection with the public offering of such securities for its own account or for the accounts of other shareholders of the Company, solely for cash on a form that would also permit the registration of the shares of Common Stock issuable upon exercise of the Warrant (the “Registrable Securities”), the Company shall, each such time, promptly give the Investor written notice of such determination. Upon the written request of the Investor given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Securities Act of 1933 all of the Registrable Securities that the Investor has requested be registered. The foregoing notwithstanding, the Company may, in its discretion, withdraw any registration statement referred to in this Section 5(a) prior to the effectiveness thereof. In connection with any offering to which this Section 5(a) applies and involving an underwriting of shares being issued by the Company, the Company shall not be required under this Section 5(a) to include any of the Investor’s Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the total amount of securities that all holders of Registrable Securities request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering so many of the securities of the Investor as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among each of the holders of Registrable Securities, or in such other proportions as shall mutually be agreed to by such selling holders); provided, however, that no such reduction shall be made with respect to any securities offered by the Company for its own account.

(b) The Company is obligated, pursuant to its Subscription Agreements with the holders of warrants issued in connection with its Series B Preferred Stock to prepare and file no later than December 15, 2007 (the “Filing Date”) with the SEC a Registration Statement on Form SB-2 (the “Registration Statement”). The Company shall (i) include in such Registration Statement all of the Warrant Shares then held by, or issuable to, the Investor; and (ii) use its commercially reasonable efforts, subject to receipt of necessary information from the Investor, to cause the SEC to declare the Registration Statement effective within 60 days after the date the Registration Statement is filed with the SEC (such date, the “Required Effective Date”). However, so long as the Company filed the Registration Statement by the Filing Date, if the Registration Statement receives SEC review, then the Required Effective Date will be the one hundred and twentieth (120) calendar day after the date the Registration Statement is filed with the SEC.

(c) The Company shall use its commercially reasonable efforts to (i) promptly prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration

Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, or (ii) such time as all of the Warrant Shares become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act of 1933; and (ii) furnish to the Investor with respect to the Registrable Securities registered under the Registration Statement (and to each underwriter, if any, of such Registrable Securities) such number of copies of prospectuses and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor.

(d)  In connection with the filing of any registration statement pursuant to this Section 5, the Company shall use its commercially reasonable efforts to file documents required of the Company for normal “Blue Sky” clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(e) The Company shall bear all expenses in connection with the procedures in paragraphs (a) through (d) of this Section 5 and the registration of the Registrable Securities pursuant to the Registration Statement or any other registration statement filed by the Company pursuant to Section 5(a) (the Registration Statement and any other such registration statements filed pursuant to Section 5(a) are each referred to herein as a “Registration” and collectively as the “Registrations”), other than fees and expenses, if any, of counsel or other advisers to the Investor, or underwriting discounts, brokerage fees and commissions incurred by the Investor. A questionnaire related to the Registration Statement to be completed by the Investor is attached hereto as Annex C. The Investor agrees that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(f) For the purpose of this Section 5(f), the term “Investor/Affiliate” shall mean any affiliates of the Investor and any person who controls the Investor or any affiliate of the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the term “Registrations” shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in any such Registration.

(i) The Company agrees to indemnify and hold harmless the Investor and each Investor/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Investor or such Investor/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration, including any prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of any Registration, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the rules and regulations of the SEC (the “Rules and Regulations”), or the prospectus, in the form first filed with the SEC pursuant to Rule

424(b) of the Rules and Regulations, or filed as part of any Registration at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any subsequent amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading, in light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Subscription Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse the Investor and each such Investor/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Investor or such Investor/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein, or (ii) the failure of the Investor to comply with the covenants and agreements contained herein with respect to the sale of the Securities or (iii) the inaccuracy of any representation or warranty made by the Investor herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

(ii) The Investor will severally indemnify and hold harmless the Company, each of its directors, each of its executive officers, including such officers who signed the Registration, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained herein with respect to the sale of the Securities, or (ii) the inaccuracy of any representation or warranty made by the Investor herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Investor’s aggregate liability under this Section 5(f) with respect to a particular Registration shall not exceed the amount of proceeds received by the Investor on the sale of the Registrable Securities pursuant to such Registration.

(iii) Promptly after receipt by an indemnified party under this Section 5(f) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5(f), promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 5(f) to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party based upon the advice of such indemnified party’s counsel shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5(f) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent.

(iv) If the indemnification provided for in this Section 5(f) is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 5(f) in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investor from the private placement of the Securities hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Investor in connection with the statements or omissions or inaccuracies in the representations and warranties in this Subscription Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and the Investor on the other shall be deemed to be in the same proportion as the amount paid by the Investor to the Company pursuant to this Subscription Agreement for the Securities purchased by the Investor that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount the Investor paid for the Securities that were sold pursuant to the Registration Statement and the amount received by the Investor from such sale. The relative fault of the Company, on the one hand, and the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 5(f), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (iii) of this Section 5(f) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (iii) for purposes of indemnification. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 5(f) were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 5(f), the Investor shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g) So long as a Registration covering the resale of Registrable Securities owned by the Investor is effective, the Company will furnish to the Investor upon the reasonable request of the Investor, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor and with prior notice, will be available to the Investor or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration covering the Registrable Securities and will otherwise cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters, subject to appropriate confidentiality limitations.

6. Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

7. Choice of Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in the state of the Investor’s residence as set forth on the signature page hereto and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware.

8. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

9. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

10. Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Investor:
At the address designated on the signature page of this Subscription Agreement.

the Company:
Element 21 Golf Company
200 Queens Quay East, Unit 1
Toronto, Ontario, Canada, M5A 4K9
Tel: (416) 362-2121
Fax: (416) 362-2100

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery.

11. Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.

This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

12. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

13. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

INVESTOR	ELEMENT 21 GOLF COMPANY By: N.Hearn President & CEO

ANNEX A

ACCREDITED INVESTOR QUESTIONNAIRE

Purpose of this Questionnaire

The Securities being offered by Element 21 Golf Company, a Delaware corporation (the “Company”) pursuant to the Subscription Agreement to which this Accredited Investor Questionnaire is annexed, are being offered without registration under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state, in reliance on the exemptions contained in Sections 4(2) and 4(6) of the 1933 Act and on similar exemptions under applicable state laws. Under Sections 4(2) and 4(6) and/or certain state laws, the Company may be required to determine that an individual or an individual together with a “purchaser representative” or each individual equity owner of an investing entity meets certain suitability requirements before selling the Securities to such individual or entity. THE COMPANY MAY, AT ITS ELECTION, NOT SELL ANY SECURITIES TO A SUBSCRIBER WHO HAS NOT THOROUGHLY FILLED OUT A QUESTIONNAIRE. IN THE CASE OF AN INVESTOR THAT IS A PARTNERSHIP, TRUST, OR CORPORATION, EACH EQUITY OWNER MUST COMPLETE A QUESTIONNAIRE. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security.

Instructions

One (1) copy of this Questionnaire should be completed, signed, dated, and delivered to:
Element 21 Golf Company
200 Queens Quay East, Unit #1
Toronto, Canada, M5A 4K9
Ph. (416) 362-2121
Fax (416) 362-2100

Please feel free to contact Nataliya Hearn (+1 949-412-1040) if you have any questions with respect to the Questionnaire.

Please Answer All Questions

If the appropriate answer is “None” or “Not Applicable,” so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate, including its counsel, in order to assure itself that the offer and sale of the Securities will not result in a violation of the registration provisions of the 1933 Act or a violation of the securities laws of any state.

1. Please provide the following personal information:

Name: Age:

  Residence Address
(including zip code): ____________________________________________

Telephone Numbers:

Residence:________________________

Business: ________________________

2. I am an accredited investor (as defined in Rule 501(a) of Reg. D) because (check each appropriate description):

_________	I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

_________
I am a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with my spouse exceeding $300,000 in each of those years and I have a reasonable expectation of reaching the same income level in the current year.

_________	I am a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

_________	I am an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000.

_________	I am a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000.

_________	I am a trust, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000 and whose purchase is directed by a “sophisticated person,” as defined in Rule 506(b)(2)(ii) of Reg. D.

(For the purposes of this questionnaire, a “sophisticated person” means any person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.)

_________
I am an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and (i) investment decisions for such plan are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment advisor or (ii) such plan has total assets exceeding $5,000,000 or (iii) if a self -directed plan, investment decisions are made solely by accredited investors.

_________	I am an entity in which all of the equity owners are accredited investors.

_________	I am an accredited investor for the following reasons:

3. Check, if appropriate:

________
I hereby represent and warrant that I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of any prospective investment in the Company.

4 If you did not check the box to Question 3, please answer the following additional questions:

4.1 Please describe any pre-existing personal or business relationship that you have with the Company or any of its officers and directors.

4.2 Please describe any business or financial experience that you have had that would allow the Company to reasonably conclude that you are capable of protecting your interests in connection with your prospective investment in the Company. If none, so state.

4.3 If your answer to Question 4.2 above was “None,” in order to evaluate the merits and risks of the investment, will you be relying upon the advice of any other person(s) who will be acting as your purchaser representative(s)?

Yes _____
No _____

If “yes,” please identify each such person and indicate his business address and telephone number in the space below (each such person must complete, and you must review and acknowledge, a separate purchaser representative questionnaire which will be supplied at your request and which must be returned to the Company prior to the sale of any Securities to you).

5. By signing this Questionnaire, I hereby confirm the following statements:

I am aware that the offering of the Securities pursuant to the accompanying Subscription Agreement which I hereby acknowledge as received and reviewed, will involve an investment in securities for which a limited market exists (subject to compliance with applicable state and federal securities laws) for the shares of Common Stock issuable upon exercise of the Warrants, thereby requiring any investment to be maintained for an indefinite period of time, and I have no need to liquidate the investment.

I acknowledge that any delivery to me of any documentation relating to the shares of Common Stock and Warrants prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the shares of Common Stock and Warrants until such determination of suitability shall be made, and I agree that I shall promptly return all such documentation to the Company upon request.

Neither I nor any of my associates or affiliates: (i) are a member or a person associated with a member firm of the NASD, (ii) own any stock or other securities of any NASD member, or (iii) made subordinated loans to any NASD member.

My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.

I also understand and agree that, although the Company will use its best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company may present this Questionnaire and the information provided in answers to it to such parties as it may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it or they are or may be bound.

I realize that this Questionnaire does not constitute an offer by the Company to sell the Securities but is merely a request for information.

_____________________________________
Printed Name

_____________________________________
Signature

_____________________________________
Social Security Number or
Employee Identification Number

Date and Place Executed:

Date:

Place:

ANNEX B

ELEMENT 21 GOLF COMPANY
STOCK CERTIFICATE QUESTIONNAIRE

Please provide the following information:

1. The exact name that your Securities are to be registered in (this is the name that will appear on your stock certificate(s) for the Common Stock and on the Warrant). You may use a nominee name if appropriate:
___________________________________
2. If the purchaser of the Securities and the Registered Holder listed above are not the same, please disclose the relationship between the purchaser of the Securities and the Registered Holder listed in response to item 1 above

3. The mailing address of the Registered Holder listed in response to item 1 above:	___________________________________ ___________________________________ ___________________________________
4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above	___________________________________

ANNEX C

ELEMENT 21 GOLF COMPANY
REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide the following information:

Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

Please provide the number of shares that you or your organization will own immediately after Closing, including those Securities purchased by you or your organization pursuant to this Subscription Agreement and those shares purchased by you or your organization through other transactions:

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

________ Yes  ________ No

If yes, please indicate the nature of any such relationships below:

Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

________ Yes  ________ No

If “yes,” please describe below:

NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation).

ANNEX D

RISK FACTORS

The Securities to be issued by the Company are speculative and involve a high degree of risk. Each investor is urged to carefully read the “Risk Factors” set forth below. As used herein, the terms “we”, “the Company” and “our” refer to Element 21 Golf Company.

We Will Need To Raise Additional Funds. These Funds May Not Be Available When We Need Them or on Terms Favorable to Us.

We will need to raise additional funds to operate the business, support more rapid expansion, develop new or enhanced products, respond to competitive pressures, acquire complementary businesses or technologies, or respond to unanticipated events. There can be no assurances that additional financing will be available when needed on favorable terms, or at all. If these funds are not available when we need them, we may need to change our business strategy or reduce our operations or investment activities. In addition, any issuance of additional equity securities will dilute the ownership interest of our existing stockholders and the issuance of additional debt securities may increase the perceived risk of investing in us.

There Are Risks Associated With Our Stock Trading On The NASD OTC Bulletin Board Rather Than A National Exchange.

There are significant consequences associated with our stock trading on the NASD OTC Bulletin Board rather than a national exchange. The effects of not being able to list our securities on a national exchange include:

- Limited release of the market prices of our securities;

- Limited news coverage of us;

- Limited interest by investors in our securities;

- Volatility of our stock price due to low trading volume;

- Increased difficulty in selling our securities in certain states due to “blue sky” restrictions; and

- Limited ability to issue additional securities or to secure additional financing.

“Penny Stock” Regulations May Impose Certain Restrictions On The Marketability of Our Securities.

The SEC has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share, subject to certain exceptions. The Company’s Common Stock is presently subject to these regulations which impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the SEC relating to the penny stock market. The broker-dealer must also disclose the commission payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell the Company’s securities and may negatively affect the ability of purchasers of the Company’s shares of Common Stock to sell such securities.

Limited Trading Market; Restrictions on Transferability. The Company’s shares of Common Stock trade on the OTC Bulletin Board with limited daily trading volume. However, the Securities have not been registered under the Act, and accordingly, are subject to restrictions on transferability and resale and may not be transferred or sold except as permitted under the Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risk of this investment for an indefinite period of time.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE PLEDGED, TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS

OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SHARES OF COMMON STOCK OFFERED HEREBY AND THE WARRANTS WILL BE MADE AVAILABLE ONLY TO ACCREDITED INVESTORS, AS DEFINED IN SECTION 2(15) OF THE SECURITIES ACT AND RULE 501 THEREUNDER. THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS FOR NON-PUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFER OF THE SECURITIES.

INVESTMENT IN THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING, AND THAT HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT THEY ARE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THIS INVESTMENT.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS. THE OFFEREE, BY ACCEPTING DELIVERY OF THESE MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

THESE MATERIALS ARE SUBMITTED IN CONNECTION WITH THE PRIVATE OFFERING OF THE SECURITIES AND DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF THE SUBSCRIPTION AGREEMENT IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIMSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

EACH OFFEREE MAY, IF HE SO DESIRES, MAKE INQUIRIES OF MANAGEMENT OF THE COMPANY WITH RESPECT TO THE COMPANY’S BUSINESS OR ANY OTHER MATTERS SET FORTH HEREIN, AND MAY OBTAIN ANY ADDITIONAL INFORMATION WHICH SUCH PERSON DEEMS TO BE

NECESSARY IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED HEREIN AND TO MAKE AN INVESTMENT DECISION (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH INQUIRY, ANY DOCUMENTS WHICH ANY OFFEREE WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED, UPON REQUEST, SUBJECT TO THE OFFEREES AGREEMENT TO MAINTAIN SUCH INFORMATION IN CONFIDENCE AND TO RETURN THE SAME TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SECURITIES OFFERED HEREUNDER. ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE COMPANY AT THE COMPANY’S ADDRESS.

ANNEX E

SEC FILINGS

Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.
Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006.
Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006.